[497(e)]
              RSI RETIREMENT TRUST
              VALUE EQUITY FUND

              Supplement dated November 10, 2006
              To Prospectus dated February 1, 2006

	On September 21, 2006, the Board of
Trustees of RSI Retirement Trust (the "Trust"), including a majority of the independent Trustees, approved proposed sub-advisory agreements between Retirement System Investors Inc. ("Investors") and DePrince, Race & Zollo, Inc. ("DRZ") and between
Investors and LSV Asset Management ("LSV"), relating to investment management of the Value Equity Fund portfolio of the Trust. Effective November 15, 2006, DRZ and LSV will replace Shay Assets Management, Inc.
Initially, DRZ will manage one-third of the portfolio and LSV will manage two-thirds of the portfolio.

	DRZ is an institutional asset management firm located at 250 Park Avenue South, Suite 250, Winter Park,
FL 32789.  DRZ was formed in 1995 as a Florida corporation.
As of September 30, 2006, DRZ had approximately $5.1 billion in assets under management. Gregory M. DePrince and Jill
Lynch will serve as co-portfolio managers for the investment fund.
Mr. DePrince is a Co-Founder and Principal of DRZ. Ms. Lynch joined DRZ in 1995 and is also a Principal. Mr. DePrince and Ms. Lynch oversee the portfolio management, research and trading functions as they relate to the firm's large-cap value discipline.

	Formed in 1994 as a Delaware partnership, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. LSV is located at 1 North Wacker Drive, Chicago, Illinois 60606. As of September 30, 2006, LSV managed approximately $64.3 billion in assets, including $1.9 billion in the Russell 1000 Value enhanced index strategy. The investment management team of Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani serve as portfolio managers of the investment fund. Mr. Lakonishok has been with the firm since its inception and serves as CEO, CIO, Partner and Portfolio Manager. Mr. Vermeulen has served as a Portfolio
Manager and Senior Quantitative Analyst since 1995 and a
Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio
Manager since 2006.

	DRZ and LSV were selected as sub-advisers for a portion of the Value Equity Fund pursuant to a "manager of managers" order issued by the Securities and Exchange Commission on June 4, 2004. Pursuant to that order, Investors are responsible for selecting, monitoring and, if necessary, replacing one or more sub-advisers to the Trust, subject to approval by the Board of Trustees, but without unitholder approval. The Investment Advisory Agreement permitting Investors to use a "manager of managers" approach with respect to each investment fund of the Trust was approved by unitholders at the Trust's Annual Meeting on October 21, 2003.

	Under the Investment Advisory Agreement,
Investors receive an annual advisory fee of 0.54% of the first $150 million of assets and 0.48% of assets in excess of $150 million in the Value Equity Fund portfolio. Of this amount, DRZ will receive an annual fee of 0.55% of the first $45 million of assets under its management, and 0.50% on assets in excess of $45 million. LSV will receive an annual fee of 0.30% of the first $25 million of assets under its management, 0.25% on the next $25 million of assets, 0.20% on the next $50 million of assets, 0.15% on the next $100 million of assets and on assets in excess of $200 million, a flat fee of 0.20%. Fees are payable as of the last day of each calendar quarter, based on the value of the assets under each sub-adviser's management as of the last day of each month of each calendar quarter.

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